UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 24, 2007

CHINA DIGITAL WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	Services-Business Services, NEC [7389]	06628887
(Central Index Key)	(Standard Industrial Classification)	(Film Number.)

429 Guangdong Road

Shanghai 200001

People’s Republic of China

 (Address of principal executive offices, including zip code)

(86-21) 6336-8686

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2007, a group of individuals ("Purchasers") entered a share purchase agreement with a group of shareholders ("Sellers") of China Digital Wireless, Inc. ("Company") to purchase 12,911,835 shares of Company’s common stocks owned by Sellers, $ 0.001 par value, for an aggregate purchase price of $ 490, 000.00.  Purchasers are Guohua Ku, Hanqiao Zheng, Ping Sun, Qianping Huang, Xiaohong Zhang and Lixia Zhang. Sellers are Caihua Tai, Ming Mao, Ying Shi, Sixing Fu, Xiaodong Zhang, Tianqi Huang, Wei Huang, Jing Song, Ruijie Yu, and Weiping Jing, all of whom are shareholders of Company.

In accordance with the share purchase agreement, Guohua Ku acquired 9,073,700 shares. Hanqiao Zheng acquired 2,406,365 shares.  Ping Sun acquired 745,880 shares. Qianping Huang acquired 157,755 shares. Xiaohong Zhang acquired 72,018 shares. Lixia Zhang acquired 456,117 shares.

Item 3.01 Unregistered Sales of Equity Securities

In accordance with the share purchase agreement dated on January 24, 2007 particularly described in Item 1.01, a group of shareholders (Caihua Tai, Ming Mao, Ying Shi, Sixing Fu, Xiaodong Zhang, Tianqi Huang, Wei Huang, Jing Song, Ruijie Yu, and Weiping Jing) of the Company sold 12,911,835 shares of common stocks owned by them to Guohua Ku, Hanqiao Zheng, Ping Sun, Qianping Huang, Xiaohong Zhang and Lixia Zhang. These shares were valued at $ 490,000.00. This transaction was exempt from registration under the Securities Act of 1933 in reliance upon the exemption from registration pursuant to Regulation S of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933. All offers and sales were made to non-U.S. persons in offshore transactions. No directed selling efforts were made in the United State by the issuer or any person acting on their behalf. The participants were either accredited investors or non-accredited investors who had such knowledge and experience in financial, investment and business matters that they were capable of evaluating the merits and risks of the prospective investment in our securities. No general solicitation or advertising was used in connection with this transaction, and the certificates evidencing the shares that were issued contained a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom. The participants had access to business and financial information concerning Company and they each represented that they were acquiring the shares for investment purposes only, and not with a view towards distribution or resale except in compliance with applicable securities laws.

Item 5.01 Change in Control of Registrant

In accordance with the share purchase agreement date on January 24, 2007 particularly described in Item 1.01, Guohua Ku acquired 9,073,700 shares. Hanqiao Zheng acquired 2,406,365 shares.  Ping Sun acquired 745,880 shares. Qianping Huang acquired 157,755 shares. Xiaohong Zhang acquired 72,018 shares. Lixia Zhang acquired 456,117 shares. As a result, Guohua Ku and Hanqiao Zheng became the beneficial owners of the majority voting shares of Company and gained control of Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the share purchase agreement date on January 24, 2007 particularly described in Item 1.01, Caihhua Tai (Chiarman of the Board and President of the Company), Ming Mao (Director), Sixing Fu(Director, Chief Executive Officer), Xiaodong Zhang(Director), Tianqi Huang(Director, Chief Technology Officer), Wei Huang (Director), Jing Song (Director), Ruijie Yu (Director), and Weiping Jing (Director) resigned from their positions in the Board and the offices of Company. Fang Qian also resigned from her position as the Chief Financial Officer of the Company.

Guohua Ku, Hanqiao Zheng and Guangyu Wu become the Directors of the Board. The Board also appointed the following individuals to the following offices:

Guohua Ku, President and Chairman of the Board of Directors, Chief Technology Officer

Guangyu Wu, Chief Executive Officer

Mingda Rong, Chief Financial Officer

Mr. Guohua Ku, aged 45, graduated from Northwestern University (China) with the Master of Business Administration. He had served as the senior technology and marketing officer for several large Chinese state-owned companies. He gained tremendous experiences and developed exceptional expertise on the development and operation of TRT programs and energy recycling systems.  Mr. Hanqiao Zheng, aged 49, graduated from Northwestern University of Agricultural and Forestry Technologies. He worked in the Weinan Municipal Government from 1982 to 1996 and afterwards served at a management position in Shaanxi Province Machinery Import/Export Co., Ltd.  Mr. Guangyu Wu, aged 35, graduated from the International Finance Program of Heilongjiang Harbin Investment Institute. He owns the title of Senior Economist and had worked in several large financial and commercial institutions including China Construction Bank, SEG Trust, and Sunark Pegasus Group. He is specialized in financial investment, business administration and strategic planning.  Mr. Mingda Rong, aged 39, is a Chinese certified public accountant. He graduated from the Open University of Hong Kong with the Master of Business Administration. He served as the accountant in Xi’an Institute of Finance and Economics from 1989 to 2000. After that he worked in Xi’an Sigma CPA firm.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
11.1	Share Purchase Agreement Dated on January 24, 2007
99.1	Letter of Resignation of Caihua Tai
99.2	Letter of Resignation of Ming Mao
99.3	Letter of Resignation of Sixing Fu
99.4	Letter of Resignation of Jing Song
99.5	Letter of Resignation of Tianqi Huang
99.6	Letter of Resignation of Ruijie Yu
99.7	Letter of Resignation of Xiaodong Zhang
99.8	Letter of Resignation of Weiping Jing
99.9	Letter of Resignation of Wei Huang
99.10	Letter of Resignation of Fang Qian
99.11	Press Release Dated on January 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Digital Wireless, Inc.

Date: January 24, 2007	/s/Tai Caihua
Tai Caihua President

EXHIBIT INDEX

Exhibit No.	Description
11.1	Share Purchase Agreement Dated on January 24, 2007
99.1	Letter of Resignation of Caihua Tai
99.2	Letter of Resignation of Ming Mao
99.3	Letter of Resignation of Sixing Fu
99.4	Letter of Resignation of Jing Song
99.5	Letter of Resignation of Tianqi Huang
99.6	Letter of Resignation of Ruijie Yu
99.7	Letter of Resignation of Xiaodong Zhang
99.8	Letter of Resignation of Weiping Jing
99.9	Letter of Resignation of Wei Huang
99.10	Letter of Resignation of Fang Qian
99.11	Press Release Dated on January 24, 2007